AMENDMENT NO. 3 TO CREDIT AGREEMENT

Amendment No. 3, dated as of April 6, 2012 (this “Amendment”), to the First Lien Credit Agreement, dated as of June 15, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IntraLinks Holdings, Inc., a Delaware corporation (“Holdings”), IntraLinks, Inc., a Delaware corporation (the “Company”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the “Administrative Agent”) and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, subsection 10.6(a) of the Credit Agreement permits the Company and the Requisite Lenders to enter into amendments to and waive any provision of the Credit Agreement; and

WHEREAS, the Requisite Lenders and the Company desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments

(a) Subsection 7.7 of the Credit Agreement is hereby amended by, upon the consummation of the Qualifying IPO, changing the references to “$21,000,000” appearing in the fifth, sixth, seventh and eighth rows of such table to “$35,000,000”.

(b) Subsection 7.4 of the Credit Agreement shall be amended by (a) removing the “and” at the end of clause (vii) of such subsection, (b) replacing the period at the end of clause (viii) of such subsection with “; and” and (c) adding a new clause (ix) to such subsection which shall read in its entirety: “(ix) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or would result therefrom, the Company may make Restricted Junior Payments to Holdings in an aggregate amount not exceeding $15,000,000, which amount Holdings may use to make any Restricted Junior Payments.”.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied, as evidenced by written confirmation of satisfaction from the Administrative Agent (the “Third Amendment Effective Date”):

(a) the Administrative Agent shall have received this Amendment, duly executed by the Company, Holdings and a number of Lenders sufficient to constitute the Requisite Lenders;

(b) the Company shall have prepaid Term Loans in an aggregate principal amount of $15,000,000 pursuant to Section 2.4(B)(i) on the Third Amendment Effective Date (the “Third Amendment Effective Date Prepayment”);

(c) the Administrative Agent shall have received an Officer’s Certificate of the Company certifying that the representations and warranties in Section 4 shall be true and correct as of the Third Amendment Effective Date; and

(d) the Company shall have paid all amounts under Section 5;

provided that the Third Amendment Effective Date shall not occur unless the Company shall have delivered its signature page hereto no later than the first Business Day following receipt by the Administrative Agent of the signature pages hereto by the Requisite Lenders.

Section 3. Waiver of Prepayment

(a) The Third Amendment Effective Date Prepayment will be applied to the Lenders holding Term Loans on a pro rata basis; provided that each such Lender may reject all (but not less than all) of its pro rata share of the Third Amendment Effective Date Prepayment if it had provided written notice to the Administrative Agent of such rejection by no later than 5:00 p.m., New York City time, on the Business Day prior to the Third Amendment Effective Date (any such rejected pro rata shares of the Third Amendment Effective Date Prepayment, the “Rejected Prepayments”). Each Lender that did not reject its pro rata share of the Third Amendment Date Prepayment is a “Non-Rejecting Lender”. The Rejected Prepayments (if any) will be allocated to the Non-Rejected Lenders on a pro rata basis based on the principal amounts of their Term Loans outstanding; provided that if the Non-Rejecting Lenders had Term Loans outstanding in a principal amount that is less than the aggregate Rejected Prepayments, the Borrower may retain Rejected Prepayments and apply such Rejected Prepayments to any purpose not prohibited under the Credit Agreement. With respect to the actions contemplated by this paragraph only, the Requisite Lenders hereby waive any provision of the Credit Agreement that would prevent such actions. The foregoing shall in no way require or permit any Lender to reject any prepayment of any Loan other than the Third Amendment Effective Date Prepayment. Notwithstanding anything contained in Section 2.4B(i) of the Credit Agreement, notice of the Third Amendment Effective Date Prepayment may be given as late as 9 a.m., New York City time, on the Third Amendment Effective Date.

Section 4. Representations and Warranties

On and as of the Third Amendment Effective Date, the Company hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate, partnership or limited liability action on the part of the Company. This Amendment is the legally valid and binding obligation of the Company, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(b) the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date; and

(c) no Default or Event of Default shall have occurred and be continuing.

Section 5. Expenses

(a) On the Third Amendment Effective Date, each Lender which shall have duly executed and delivered to the Company and the Administrative Agent this Amendment on or prior to 5:00 p.m., New York City time, on April 5, 2012 shall be paid a fee by the Company equal to 0.10% (the “Fee Percentage”) multiplied by the sum of the aggregate principal amount of outstanding Term Loans and the Revolving Loan Commitment (whether drawn or undrawn) of such Lender as of the Third Amendment Effective Date as set forth on the Register maintained by the Administrative Agent.

(b) The Company agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with this Amendment (including the reasonable, documented fees of Cahill Gordon & Reindel llp), whether or not the Third Amendment Effective Date occurs.

Section 6. Reference to and Effect on the Loan Documents

(a) Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, Holdings, the Company or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(c) Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

(d) This Amendment is a Loan Document. For the avoidance of doubt, the indemnification provisions set forth in subsection 10.3 of the Credit Agreement shall apply to this Amendment.

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

Section 9. Headings

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 11. Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13. Waiver of Jury Trial

EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AMENDMENT, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO SECTION 12 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT. IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

INTRALINKS HOLDINGS, INC.,

as Holdings

By:	/s/ Anthony Plesner
Name: Anthony Plesner
Title: Chief Financial Officer

INTRALINKS, INC., as Company

By:	/s/ Anthony Plesner
Name: Anthony Plesner
Title: Chief Financial Officer

[Amendment to IntraLinks Credit Agreement Signature Page]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By: /s/ Courtney E. Meehan

Name: Courtney E. Meehan
Title: Vice President

By:	/s/ Evelyn Thierry______________
Name: Evelyn Thierry
Title: Director

[Amendment to IntraLinks Credit Agreement Signature Page]

DEXTERA,

as a Lender

By:	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON MID-MARKET CLO LTD. 2007-II

BABSON LOAN OPPORTUNITY CLO, LTD.

SAPPHIRE VALLEY CDO I, LTD.

SUMMIT LAKE CLO, LTD., each as a Lender

By: Babson Capital Management LLC as Collateral Manager

By:  /s/ Geoffrey Takacs

Name: Geoffrey Takacs

Title:   Director

[Amendment to IntraLinks Credit Agreement Signature Page]

IVY HILL MIDDLE MARKET CREDIT FUND III, LTD.

By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Ryan Cascade
Name: Ryan Cascade
Title: Duly Authorized Signatory

KNIGHTSBRIDGE CLO 2007-1 LIMITED

By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Ryan Cascade
Name: Ryan Cascade
Title: Duly Authorized Signatory

[Amendment to IntraLinks Credit Agreement Signature Page]

REGATTA FUNDING LTD.

By:	Citi Alternative Investments LLC,
attorney-in-fact, as a Lender

By:	/s/ Melanie Hanlon

Name: Melanie Hanlon

Title:   Director

[Amendment to IntraLinks Credit Agreement Signature Page]

CCA EAGLE LOAN MASTER FUND LTD.

By:	Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD., as a Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

[Amendment to IntraLinks Credit Agreement Signature Page]

LMP Corporate Loan Fund, Inc.

By:	Citi Alternative Investments LLC, as a Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

[Amendment to IntraLinks Credit Agreement Signature Page]

Lime Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: PM

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

Avery Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: PM

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

Emerson Place CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: PM

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Director

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Associate

[Amendment to IntraLinks Credit Agreement Signature Page]

ORIX Finance Corp.,

as a Lender

By:	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Authorized Representative

[If a second signature is required]

By:	N/A
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Courtney E. Meehan
Name: Courtney E. Meehan
Title: Vice President

By:	/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director

[Amendment to IntraLinks Credit Agreement Signature Page]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: DB Services New Jersey, Inc.

By:	/s/ Deirdre Cessario
Name: Deirdre Cessario
Title: Assistant Vice President

By:	/s/ Christine LaMonaca
Name: Christine LaMonaca
Title: Assistant Vice President

[Amendment to IntraLinks Credit Agreement Signature Page]

RIVERSIDE PARK CLO, LTD.,

By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

INWOOD PARK CDO, LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

LAFAYETTE SQUARE CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

SUN LIFE ASSURANCE COMPANY OF CANADA (US)

By: GSO/BLACKSTONE CP Holdings LP as Sub-Advisor, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

PROSPECT PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

ESSEX PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

HUDSON STRAITS CLO 2004, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC, as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

GALE FORCE 1 CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC, as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

GALE FORCE 3 CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC, as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

GALE FORCE 4 CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC, as Collateral Servicer, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]

LOCUST STREET FUNDING

By: FS Investment Corporation, as Sole Member

By: GSP/Blackstone Debt Funds Management LLC, as Sub-Admisor, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	_________________________________
Name:
Title:

[Amendment to IntraLinks Credit Agreement Signature Page]